EXHIBIT 99.1

This Statement on Form 4 is filed jointly by OCM GW Holdings, LLC, OCM Principal Opportunities Fund III, L.P., OCM Principal Opportunities Fund III GP, LLC, Oaktree Fund GP I, L.P., Oaktree Capital I, L.P., OCM Holdings I, LLC, Oaktree Holdings, LLC, Oaktree Capital Group, LLC, Oaktree Capital Group Holdings, L.P., and Oaktree Capital Group Holdings GP, LLC. The principal business address of each of these reporting persons is 333 South Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: OCM GW Holdings, LLC

Date of Event Requiring Statement: July 24, 2007

Issuer Name and Ticker or Trading Symbol:	Crimson Exploration Inc. [CXPO.OB]

OCM GW HOLDINGS, LLC

By: OCM Principal Opportunities Fund III, L.P

Its: Managing Member

By: OCM Principal Opportunities Fund III GP, LLC

Its: General Partner

By: Oaktree Fund GP I, L.P.

Its: Managing Member

By:	/s/ Todd Molz

Name: Todd Molz

Title:	Authorized Signatory

By:	/s/ Adam Pierce

Name: Adam Pierce

Title:	Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND III, L.P.

By: OCM Principal Opportunities Fund III GP, LLC

Its: General Partner

By: Oaktree Fund GP I, L.P.

Its: Managing Member

By:	/s/ Todd Molz

Name: Todd Molz

Title:	Authorized Signatory

By:	/s/ Adam Pierce

Name: Adam Pierce

Title:	Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND III GP, LLC

By: Oaktree Fund GP I, L.P.

Its: Managing Member

By:	/s/ Todd Molz

Name: Todd Molz

Title:	Authorized Signatory

By:	/s/ Adam Pierce

Name: Adam Pierce

Title:	Authorized Signatory

OAKTREE FUND GP I, L.P.

By:	/s/ Todd Molz

Name: Todd Molz

Title:	Authorized Signatory

By:	/s/ Adam Pierce

Name: Adam Pierce

Title:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

By: OCM Holdings I, LLC

Its: General Partner

By:	/s/ Todd Molz

Name: Todd Molz

Title:	Vice President and Secretary

By:	/s/ Lisa Arakaki

Name: Lisa Arakaki

Title:	Vice President and Assistant Secretary

OCM HOLDINGS I, LLC

By:	/s/ Todd Molz

Name: Todd Molz

Title:	Vice President and Secretary

By:	/s/ Lisa Arakaki

Name: Lisa Arakaki

Title:	Vice President and Assistant Secretary

OAKTREE HOLDINGS, LLC

By: Oaktree Capital Group, LLC

Its: Managing Member

By:	/s/ Todd Molz

Name: Todd Molz

Title:	Senior Vice President and Secretary

By:	/s/ Lisa Arakaki

Name: Lisa Arakaki

Title:	Vice President and Assistant Secretary

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Todd Molz

Name: Todd Molz

Title:	Senior Vice President and Secretary

By:	/s/ Lisa Arakaki

Name: Lisa Arakaki

Title:	Vice President and Assistant Secretary

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By: Oaktree Capital Group Holdings GP, LLC

Its: General Partner

By:	/s/ Todd Molz

Name: Todd Molz

Title:	Managing Director and General Counsel

By:	/s/ John Frank

Name: John Frank

Title:	Manager and Managing Principal

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC.

By:	/s/ Todd Molz

Name: Todd Molz

Title:	Managing Director and General Counsel

By:	/s/ John Frank

Name: John Frank

Title:	Manager and Managing Principal